497AD OFFERING NOTIFICATION

Dated: June 5, 2017

Filed pursuant to Rule 497(a)

Registration File No. 333-218114

Rule 482 ad

NOT FOR DISTRIBUTION IN THE EUROPEAN ECONOMIC AREA, THE UNITED KINGDOM AND THE CANADIAN TERRITORIES OF NUNAVUT, NORTHWEST TERRITORIES AND YUKON.

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Offering Notification – TCG BDC, Inc.

Issuer:	TCG BDC, Inc., a company that has elected to be regulated as a business development company, pursues an investment objective of generating current income and capital appreciation primarily through debt investments in U.S. middle market companies

Proposed Ticker Symbol (Exchange):	CGBD (NASDAQ Global Select Market)

Type of Offering:	Initial Public Offering of Common Stock

Anticipated Price:	$18.50-19.50

Expected Pricing:	Tuesday, June 13, 2017

Size of Offering:	9,000,000 shares; approximately $171,000,000, based on the midpoint of the anticipated price range

Use of Proceeds:	To pay down debt under the revolving credit facilities

Investment Adviser Payment of Sales Load and Offering:	50% of sales load and offering expenses to be paid directly by Carlyle GMS Investment Management L.L.C.

Over-allotment Option:	15%

Common Stock Outstanding Post-Offering:	60,966,283 (without exercise of the over-allotment option)

Joint Book-Running Managers:	BofA Merrill Lynch; Morgan Stanley; J.P. Morgan and Citigroup

Bookrunners:	Keefe, Bruyette & Woods, A Stifel Company and Wells Fargo Securities

Co-Managers:	HSBC and Mizuho Securities

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (SEC) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of TCG BDC, Inc. before investing. The prospectus contains this and other information about TCG BDC, Inc. and should be read carefully before investing. The information contained in the prospectus and herein is not complete and may be changed.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

The prospectus for this offering can be accessed without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov. Alternatively, a copy of the prospectus may be obtained from: BofA Merrill Lynch, NC1-004-03-43 200, North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Morgan Stanley, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, (866) 803-9204; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146;

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.